Exhibit 4.9


                                                                 EXECUTION COPY



                          GROUP I PUT OPTION AGREEMENT

          This GROUP I PUT OPTION AGREEMENT, dated September 14, 2001 (the "Agreement"), among KEYBANK NATIONAL ASSOCIATION, a national banking association, as put provider (the "Put Option Provider"), KEYCORP STUDENT LOAN TRUST 2001-A, as the put beneficiary (the "Trust"), KEY CONSUMER RECEIVABLES LLC, as depositor (the "Depositor"), THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee (the "Indenture Trustee") and KEY BANK USA, NATIONAL ASSOCIATION ("KBUSA"), as calculation agent (the "Calculation Agent").

          WHEREAS, a Sale and Servicing Agreement, dated as of September 1, 2001 (the "Sale and Servicing Agreement"), has been entered into by each of the Trust, as issuer, Key Consumer Receivables LLC, as depositor, Key Bank USA, National Association, as master servicer, Bank One, National Association, as eligible lender trustee and Key Bank USA, National Association, as administrator;

          WHEREAS, the Trust, desires to enter into this Agreement, to provide for the sale of the Group I Student Loans to the Put Option Provider on the Put Option Exercise Date for the Group I Put Option Exercise Price;

          WHEREAS, the Indenture Trustee has agreed to exercise such Group I Put Option on behalf of the Trust on the terms and subject to the conditions set forth in Section 9.01(b) of the Sale and Servicing Agreement;

          WHEREAS, the Depositor, as sole owner of the beneficial interest in the Trust, has agreed to purchase the Put Option for the Trust;

          WHEREAS, the Put Option Provider is willing, in exchange for an upfront fee separately agreed upon by the parties, to purchase the Group I Student Loans and pay an amount therefor equal to the Group I Put Option Purchase Price to the Indenture Trustee on the Put Option Exercise Date as further set forth herein; and

          WHEREAS, the Calculation Agent is willing to provide certain calculations as set forth herein in connection with the exercise of the Group I Put Option; and

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1.       DEFINITIONS.

          The following capitalized terms used herein shall have the meanings set forth below. Capitalized terms used herein and not otherwise defined shall each have the meaning set forth in Appendix A to the Sale and Servicing Agreement, which also contains rules as to usage and construction that shall be applicable herein.

          "Fair Market Value" has the meaning set forth in Section 5 hereof.

          "Group I Put Option" means the option to sell the Group I Student Loans to the Put Option Provider on the Put Option Exercise Date, for the related Put Option Exercise Price, as set forth in this Agreement.

          "Group I Put Option Exercise Price" means, with respect to the Group I Put Option, an amount equal to the Fair Market Value of the Group I Student Loans on the Put Option Exercise Date, as determined in accordance with this Agreement, plus accrued interest thereon.

          "Group I Student Loans" means any graduate or undergraduate student loans listed on Schedules A-1 and B-1 of the Sale and Servicing Agreement (as such Schedules may be amended from time to time in accordance with the terms of the Sale and Servicing Agreement) that are outstanding on the Put Option Exercise Date.

          "Minimum Acceptable Put Option Exercise Price" means the aggregate outstanding principal balance of the Group I Notes as of the September 2011 Distribution Date (plus accrued and unpaid interest thereon payable on such Distribution Date, including any related Noteholders' Interest Index Carryover), plus any amounts then owed to the Swap Counterparty, the Cap Provider or the Securities Insurer with respect to the Group I Notes.

          "Notice of Exercise of Put Option" means to notice to the Put Option Provider from the Indenture Trustee informing the Put Option Provider of the Trust's intention to exercise the Group I Put Option, in substantially the form set forth in Exhibit A hereto.

          "Put Option Exercise Date" means September 27, 2011.

          "Put Option Price" means $43,750.

          "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of September 1, 2001, among the Issuer, the Depositor, the Master Servicer, Eligible Lender Trustee and the Administrator.

2.       REPRESENTATIONS OF THE PUT OPTION PROVIDER.

          KeyBank National Association, as Put Option Provider, makes the following representations on which the Trust and the Indenture Trustee are deemed to have relied in entering into this Agreement. The representations speak as of the execution and delivery of this Agreement.

          (a) ORGANIZATION AND GOOD STANDING. KeyBank National Association is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) POWER AND AUTHORITY OF KEYBANK NATIONAL ASSOCIATION. KeyBank National Association has the corporate power and authority to execute and deliver this Agreement and to carry out their respective terms; this Agreement has been duly authorized by KeyBank National Association by all necessary corporate action; KeyBank National Association has full corporate power and authority to perform its obligations pursuant to this Agreement and KeyBank National Association has duly authorized the execution and delivery of this Agreement, and performance of its obligations pursuant to this Agreement by all necessary corporate action.

          (c) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of KeyBank National Association, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

          (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of KeyBank National Association, or any indenture, agreement or other instrument to which KeyBank National Association is a party or by which it shall be bound, which breach or default would reasonably be expected to have a material adverse effect on the condition of KeyBank National Association, financial or otherwise, or adversely affect the transactions contemplated by this Agreement; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of KeyBank National Association, any order, rule or regulation applicable to KeyBank National Association of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over KeyBank National Association or its properties.

          (e) NO PROCEEDINGS. There are no proceedings or, to its best knowledge, investigations pending against KeyBank National Association or, to its best knowledge, threatened against KeyBank National Association before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over KeyBank National Association or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by KeyBank National Association of its obligations under, or the validity or enforceability of, this Agreement.

          (f) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by KeyBank National Association in connection with the execution and delivery by KeyBank National Association of this Agreement and the performance by KeyBank National Association of its duties contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

          (g) RESOLUTIONS. The execution and delivery of this Agreement is in the ordinary course of KeyBank National Association's business and no special resolutions of it board of directors is required in connection with the transactions contemplated hereunder.

3.       GRANT OF THE GROUP I PUT OPTION.

          (a) The Put Option Provider, in consideration of the receipt of the Put Option Price, hereby grants to the Indenture Trustee, on behalf of the Trust, the right, on the terms and subject to the conditions set forth in this Agreement, to exercise the Group I Put Option on the Put Option Exercise Date, and agrees, upon exercise by the Indenture Trustee of the Group I Put Option pursuant to Section 4 hereof, to pay to the Indenture Trustee the Group I Put Option Exercise Price on such Put Option Exercise Date, in immediately available funds, in accordance with the instructions set forth in the Notice of Exercise of Put Option; provided, however, all obligations of the Put Option Provider hereunder shall terminate if the Group I Put Option has not been exercised by the Indenture Trustee on the Put Option Exercise Date in accordance with Section 4 hereof.

          (b) The Depositor hereby agrees to make (or cause to be made) a payment to the Put Option Provider on the date hereof in the amount of the Put Option Price in consideration of the Put Option Provider granting the Group I Put Option to the Indenture Trustee on behalf of the Trust.

4.       EXERCISE OF PUT OPTION.

          The Indenture Trustee, subject to the conditions set forth in ss. 9.01 of the Sale and Servicing Agreement, shall provide the Put Option Provider with a Notice of Exercise of Put Option no later than five Business Days prior to the Put Option Exercise Date.

5.       DETERMINATION OF FAIR MARKET VALUE.

          The Calculation Agent shall no earlier than three months nor later than 15 Business Days prior to the Put Option Exercise Date, solicit at least three bids for the Group I Student Loans from dealers (which may not include KeyBank National Association, Key Bank USA, National Association, or any of their affiliates) then active in the market for whole loan purchases of student loans. Upon receipt of such bids, the Calculation Agent shall determine the fair market value ("Fair Market Value") of the Group I Student Loans, which shall be an amount equal to the lesser of (i) the lowest bid received that is at least equal to the Minimum Acceptable Put Option Exercise Price minus all sums on deposit in the Group I Reserve Account and (ii) the highest bid received.

6.       MISCELLANEOUS.

          (a) NOTICES. Any notice, report or other communication given hereunder shall be in writing and addressed as follows: (i) if to the Calculation Agent, to Key Bank USA, National Association, 800 Superior Avenue, 4th Floor, Cleveland, Ohio 44114 Attention: Key Education Resources, KeyCorp Student Loan Trust 2001-A, (ii) if to the Indenture Trustee, to The Chase Manhattan Bank, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Corporate Trust and Agency Group, Structured Finance Team, (iii) if to the Put Option Provider, to KeyBank National Association, 800 Superior Avenue, Cleveland, Ohio 44114 Attention: Key Education Resources, KeyCorp Student Loan Trust 2001-A, or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

          (b) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (c) HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          (d) COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

          (e) SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (f) LIMITATION OF LIABILITY OF INDENTURE TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been signed by The Chase Manhattan Bank not in its individual capacity but solely as Indenture Trustee.

          (g) THIRD-PARTY BENEFICIARIES. The Eligible Lender Trustee and the Swap Counterparty are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were a parties hereto and this Agreement may not be amended without the written consent of the Eligible Lender Trustee and the Swap Counterparty.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                 KEYBANK NATIONAL ASSOCIATION, as Put
                                 Option Provider,

                                 By: /s/ Craig T. Platt
                                    ------------------------------
                                    Name:  Craig T. Platt
                                    Title: Vice President


                                 KEY CONSUMER RECEIVABLES LLC,
                                 as Depositor

                                 By: /s/ Craig T. Platt
                                    ------------------------------
                                    Name:  Craig T. Platt
                                    Title: President


                                 KEY BANK USA, NATIONAL ASSOCIATION, as
                                 Calculation Agent,

                                 By: /s/ Crait T. Platt
                                    --------------------------------
                                    Name:  Craig T. Platt
                                    Title: Senior Vice President

                                 THE CHASE MANHATTAN BANK, not in its
                                 individual capacity but solely as
                                 Indenture Trustee,


                                 By: /s/ Patricia Russo
                                    --------------------------------
                                    Name:   Patricia Russo
                                    Title:  Vice President


                                 KEYCORP STUDENT LOAN TRUST 2001-
A
                                 By:  BANK ONE, NATIONAL ASSOCATION,
                                      not in its individual capacity, but
                                      solely as Eligible Lender Trustee

                                 By: /s/ Keith R. Richardson
                                    -----------------------------------
                                    Name:   Keith R. Richardson
                                    Title:  Authorized Officer

                                                                    EXHIBIT A


                        NOTICE OF EXERCISE OF PUT OPTION

                                                          September ____, 2011

KeyBank National Association
800 Superior Avenue,
Cleveland, Ohio  44114
Attention:_________________

          Reference is made to a Group I Put Option Agreement, dated September 14, 2001 (the "Group I Put Option Agreement"), among KeyBank National Association, as put option provider (the "Put Option Provider"), The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee') and Key Bank USA, National Association, as calculation agent.

          Pursuant to Section 4 of the Group I Put Option Agreement, we hereby notify you of our intention to exercise the Group I Put Option on the Put Option Exercise Date, at the Group I Put Option Exercise Price of $_____________________. We hereby certify that such Group I Put Option Exercise Price is at least equal to the excess of (i) the Minimum Acceptable Put Option Exercise Price over (ii) all sums on deposit in the Group I Reserve Account.

          Please remit the Group I Put Option Exercise Price to the following account by not later than 11 A.M. New York City time on the Put Option Exercise
Date:

[indicate account number]

                                           Very truly yours,

                                           THE CHASE MANHATTAN BANK, not in its
                                           individual capacity but solely as
                                           Indenture Trustee,


                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

                                                                EXECUTION COPY



                          GROUP II PUT OPTION AGREEMENT

          This GROUP II PUT OPTION AGREEMENT, dated September 14, 2001 (the "Agreement"), among KEYBANK NATIONAL ASSOCIATION, a national banking association, as put provider (the "Put Option Provider"), KEYCORP STUDENT LOAN TRUST 2001-A, as the put beneficiary (the "Trust"), KEY CONSUMER RECEIVABLES LLC, as depositor (the "Depositor"), THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee (the "Indenture Trustee") and KEY BANK USA, NATIONAL ASSOCIATION ("KBUSA"), as calculation agent (the "Calculation Agent").

          WHEREAS, a Sale and Servicing Agreement, dated as of September 1, 2001 (the "Sale and Servicing Agreement"), has been entered into by each of the Trust, as issuer, Key Consumer Receivables LLC, as depositor, Key Bank USA, National Association, as master servicer, Bank One, National Association, as eligible lender trustee and Key Bank USA, National Association, as administrator;

          WHEREAS, the Trust, desires to enter into this Agreement, to provide for the sale of the Group II Student Loans to the Put Option Provider on the Put Option Exercise Date for the Group II Put Option Exercise Price;

          WHEREAS, the Indenture Trustee has agreed to exercise such Group II Put Option on behalf of the Trust on the terms and subject to the conditions set forth in Section 9.01(b) of the Sale and Servicing Agreement;

          WHEREAS, the Depositor, as sole owner of the beneficial interest in the Trust, has agreed to purchase the Put Option for the Trust;

          WHEREAS, the Put Option Provider is willing, in exchange for an upfront fee separately agreed upon by the parties, to purchase the Group II Student Loans and pay an amount therefor equal to the Group II Put Option Purchase Price to the Indenture Trustee on the Put Option Exercise Date as further set forth herein; and

          WHEREAS, the Calculation Agent is willing to provide certain calculations as set forth herein in connection with the exercise of the Group II Put Option; and

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1.       DEFINITIONS.

          The following capitalized terms used herein shall have the meanings set forth below. Capitalized terms used herein and not otherwise defined shall each have the meaning set forth in Appendix A to the Sale and Servicing Agreement, which also contains rules as to usage and construction that shall be applicable herein.

          "Fair Market Value" has the meaning set forth in Section 5 hereof.

          "Group II Put Option" means the option to sell the Group II Student Loans to the Put Option Provider on the Put Option Exercise Date, for the related Put Option Exercise Price, as set forth in this Agreement.

          "Group II Put Option Exercise Price" means, with respect to the Group II Put Option, an amount equal to the Fair Market Value of the Group II Student Loans on the Put Option Exercise Date, as determined in accordance with this Agreement, plus accrued interest thereon.

          "Group II Student Loans" means any graduate or undergraduate student loans listed on Schedules A-1 and B-1 of the Sale and Servicing Agreement (as such Schedules may be amended from time to time in accordance with the terms of the Sale and Servicing Agreement) that are outstanding on the Put Option Exercise Date.

          "Minimum Acceptable Put Option Exercise Price" means the aggregate outstanding principal balance of the Group II Notes as of the September 2011 Distribution Date (plus accrued and unpaid interest thereon payable on such Distribution Date, including any related Noteholders' Interest Index Carryover), plus any amounts then owed to the Swap Counterparty, the Cap Provider or the Securities Insurer with respect to the Group II Notes.

          "Notice of Exercise of Put Option" means to notice to the Put Option Provider from the Indenture Trustee informing the Put Option Provider of the Trust's intention to exercise the Group II Put Option, in substantially the form set forth in Exhibit A hereto.

          "Put Option Exercise Date" means September 27, 2011.

          "Put Option Price" means $56,250.

          "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of September 1, 2001, among the Issuer, the Depositor, the Master Servicer, Eligible Lender Trustee and the Administrator.

2.       REPRESENTATIONS OF THE PUT OPTION PROVIDER.


          KeyBank National Association, as Put Option Provider, makes the following representations on which the Trust and the Indenture Trustee are deemed to have relied in entering into this Agreement. The representations speak as of the execution and delivery of this Agreement.

          (a) ORGANIZATION AND GOOD STANDING. KeyBank National Association is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) POWER AND AUTHORITY OF KEYBANK NATIONAL ASSOCIATION. KeyBank National Association has the corporate power and authority to execute and deliver this Agreement and to carry out their respective terms; this Agreement has been duly authorized by KeyBank National Association by all necessary corporate action; KeyBank National Association has full corporate power and authority to perform its obligations pursuant to this Agreement and KeyBank National Association has duly authorized the execution and delivery of this Agreement, and performance of its obligations pursuant to this Agreement by all necessary corporate action.

          (c) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of KeyBank National Association, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

          (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of KeyBank National Association, or any indenture, agreement or other instrument to which KeyBank National Association is a party or by which it shall be bound, which breach or default would reasonably be expected to have a material adverse effect on the condition of KeyBank National Association, financial or otherwise, or adversely affect the transactions contemplated by this Agreement; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of KeyBank National Association, any order, rule or regulation applicable to KeyBank National Association of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over KeyBank National Association or its properties.

          (e) NO PROCEEDINGS. There are no proceedings or, to its best knowledge, investigations pending against KeyBank National Association or, to its best knowledge, threatened against KeyBank National Association before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over KeyBank National Association or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by KeyBank National Association of its obligations under, or the validity or enforceability of, this Agreement.

          (f) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by KeyBank National Association in connection with the execution and delivery by KeyBank National Association of this Agreement and the performance by KeyBank National Association of its duties contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

          (g) RESOLUTIONS. The execution and delivery of this Agreement is in the ordinary course of KeyBank National Association's business and no special resolutions of it board of directors is required in connection with the transactions contemplated hereunder.

3.        GRANT OF THE GROUP II PUT OPTION.

          (a) The Put Option Provider, in consideration of the receipt of the Put Option Price, hereby grants to the Indenture Trustee, on behalf of the Trust, the right, on the terms and subject to the conditions set forth in this Agreement, to exercise the Group II Put Option on the Put Option Exercise Date, and agrees, upon exercise by the Indenture Trustee of the Group II Put Option pursuant to Section 4 hereof, to pay to the Indenture Trustee the Group II Put Option Exercise Price on such Put Option Exercise Date, in immediately available funds, in accordance with the instructions set forth in the Notice of Exercise of Put Option; provided, however, all obligations of the Put Option Provider hereunder shall terminate if the Group II Put Option has not been exercised by the Indenture Trustee on the Put Option Exercise Date in accordance with Section 4 hereof.

          (b) The Depositor hereby agrees to make (or cause to be made) a payment to the Put Option Provider on the date hereof in the amount of the Put Option Price in consideration of the Put Option Provider granting the Group II Put Option to the Indenture Trustee on behalf of the Trust.

4.        EXERCISE OF PUT OPTION.

          The Indenture Trustee, subject to the conditions set forth in ss. 9.01 of the Sale and Servicing Agreement, shall provide the Put Option Provider with a Notice of Exercise of Put Option no later than five Business Days prior to the Put Option Exercise Date.

5.        DETERMINATION OF FAIR MARKET VALUE.

          The Calculation Agent shall no earlier than three months nor later than 15 Business Days prior to the Put Option Exercise Date, solicit at least three bids for the Group II Student Loans from dealers (which may not include KeyBank National Association, Key Bank USA, National Association, or any of their affiliates) then active in the market for whole loan purchases of student loans. Upon receipt of such bids, the Calculation Agent shall determine the fair market value ("Fair Market Value") of the Group II Student Loans, which shall be an amount equal to the lesser of (i) the lowest bid received that is at least equal to the Minimum Acceptable Put Option Exercise Price minus all sums on deposit in the Group II Reserve Account and (ii) the highest bid received.

6.        MISCELLANEOUS.

          (a) Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows: (i) if to the Calculation Agent, to Key Bank USA, National Association, 800 Superior Avenue, 4th Floor, Cleveland, Ohio 44114 Attention: Key Education Resources, KeyCorp Student Loan Trust 2001-A, (ii) if to the Indenture Trustee, to The Chase Manhattan Bank, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Corporate Trust and Agency Group, Structured Finance Team, (iii) if to the Put Option Provider, to KeyBank National Association, 800 Superior Avenue, Cleveland, Ohio 44114 Attention: Key Education Resources, KeyCorp Student Loan Trust 2001-A, or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

          (b) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (c) HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          (d) COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

          (e) SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (f) LIMITATION OF LIABILITY OF INDENTURE TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been signed by The Chase Manhattan Bank not in its individual capacity but solely as Indenture Trustee.

          (g) THIRD-PARTY BENEFICIARIES. The Eligible Lender Trustee, the Swap Counterparty and the Securities Insurer are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were a parties hereto and this Agreement may not be amended without the prior written consent of the Eligible Lender Trustee, the Swap Counterparty and the Securities Insurer.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                      KEYBANK NATIONAL ASSOCIATION,
                                      as Put Option Provider,


                                       By: /s/ Craig T. Platt
                                          ------------------------------
                                          Name:  Craig T. Platt
                                          Title: Vice President


                                       KEY CONSUMER RECEIVABLES LLC,
                                       as Depositor


                                       By: /s/ Craig T. Platt
                                          -----------------------------
                                          Name:   Craig T. Platt
                                          Title:  President


                                       KEY BANK USA, NATIONAL ASSOCIATION,
                                       as Calculation Agent,


                                       By: /s/ Craig T. Platt
                                          -----------------------------
                                          Name:   Craig T. Platt
                                          Title:  Senior Vice President

                                       THE CHASE MANHATTAN BANK, not in its
                                       individual capacity but solely as
                                       Indenture Trustee,


                                       By: /s/ Patricia Russo
                                          ------------------------------
                                          Name:   Patricia Russo
                                          Title:  Vice President


                                       KEYCORP STUDENT LOAN TRUST 2001-A


                                       By:  BANK ONE, NATIONAL ASSOCATION,
                                            not in its individual capacity, but
                                            solely as Eligible Lender Trustee


                                       By: /s/ Keith R. Richardson
                                          --------------------------------
                                          Name:   Keith R. Richardson
                                          Title:  Authorized Officer

                                                                    EXHIBIT A



                        NOTICE OF EXERCISE OF PUT OPTION

                                                         September ____, 2011

KeyBank National Association
800 Superior Avenue,
Cleveland, Ohio  44114
Attention:_________________

          Reference is made to a Group II Put Option Agreement, dated September 14, 2001 (the "Group II Put Option Agreement"), among KeyBank National Association, as put option provider (the "Put Option Provider"), The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee') and Key Bank USA, National Association, as calculation agent.

          Pursuant to Section 4 of the Group II Put Option Agreement, we hereby notify you of our intention to exercise the Group II Put Option on the Put Option Exercise Date, at the Group II Put Option Exercise Price of $_____________________. We hereby certify that such Group II Put Option Exercise Price is at least equal to the excess of (i) the Minimum Acceptable Put Option Exercise Price over (ii) all sums on deposit in the Group II Reserve Account.

          Please remit the Group II Put Option Exercise Price to the following account by not later than 11 A.M. New York City time on the Put Option Exercise
Date:

[indicate account number]

                                           Very truly yours,

                                           THE CHASE MANHATTAN BANK, not in its
                                           individual capacity but solely as
                                           Indenture Trustee,


                                           By:
                                              -----------------------------
                                              Name:
                                              Title: